                                                               EXHIBIT 10(c)(2)


                   AMENDMENT TO THE 1ST SOURCE CORPORATION
                  EMPLOYEES' PROFIT SHARING PLAN AND TRUST
            AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989


      WHEREAS, 1st SOURCE CORPORATION (hereinafter referred to as the "Employer") previously adopted the 1st Source Corporation Employees' Profit Sharing Plan and Trust (hereinafter referred to as the "Plan"); and

      WHEREAS, the Plan allows for its amendment under Section 12.03 of the Plan; and

      WHEREAS, the Employer desires to amend the Plan.

      NOW, THEREFORE, the Employer hereby amends the Plan effective as of January 1, 1996, as follows:

      1.   Article XIV is amended to include the following Section 14.08.

14.08 QDRO - ALTERNATE PAYEE: Notwithstanding any provisions of this Plan to the contrary, if the Plan Administrator determines that an Order is a Qualified Domestic Relations Order (QDRO), the Plan Administrator shall comply with the QDRO and make immediate payment of all amounts due to the Alternate Payee(s) consistent with the terms of the QDRO, even if the Employee continues to work for the Employer and the "earliest retirement date" for purposes of this Plan for the limited purpose of making immediate distributions to an Alternate Payee under a QDRO shall be the date the QDRO is determined to be a QDRO by the Plan Administrator.

        2. Except as hereby amended, the provisions of the Plan are hereby reaffirmed in its entirety. This amendment shall be implemented by inserting the corrected page 61 as attached hereto into the Plan document without the necessity of re-executing the Plan.

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                                                               EXHIBIT 10(c)(2)


        IN WITNESS WHEREOF, the parties hereto affix their signatures on the 30th day of September, 1996, effective as of the 1st day of January, 1996.

1ST SOURCE CORPORATION - "Sponsoring Employer"

By:            /s/   Larry E. Lentych
       --------------------------------------

Title:         CFO
       --------------------------------------


1ST SOURCE BANK - "Trustee"

By:          /s/   Patrick C. Doran
       --------------------------------------

Title:       Vice President
       --------------------------------------


1ST SOURCE BANK - "Participating Employer"

By:         /s/   Larry E. Lentych
       --------------------------------------

Title:       CFO
       --------------------------------------


1ST SOURCE LEASING, INC. - "Participating Employer"

By:         /s/   Larry E. Lentych
       --------------------------------------

Title:       Treasurer
       --------------------------------------


1ST SOURCE INSURANCE - "Participating Employer"

By:         /s/   Larry E. Lentych
       --------------------------------------

Title:       Treasurer
       --------------------------------------


1ST SOURCE CAPITAL CORPORATION - "Participating Employer"

By:         /s/   Larry E. Lentych
       --------------------------------------

Title:       Treasurer
       --------------------------------------


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                                                               EXHIBIT 10(c)(2)

                                 ARTICLE XIV

                              ENTIRE AGREEMENT


14.01  RESTRICTION OF RIGHTS AGAINST EMPLOYER OR TRUSTEE:  No
       Employee of the Employer nor anyone else shall have any rights whatsoever against the Employer or the Trustee as a result of this Agreement except those expressly granted to them hereunder. Nothing herein shall be construed to give any Participant the right to remain an Employee of the Employer.

14.02 GENDER AND NUMBER: For purposes of this Agreement, the masculine shall be read for the feminine and the singular shall be read for the plural, whenever the person or context shall plainly so require.

14.03 EXECUTION IN MULTIPLE COUNTERPARTS: This Agreement may be executed and/or confirmed in any number of counterparts, each of which shall be deemed an original and shall be construed and enforced according to the laws of the state in which the Plan is executed.

14.04 CONTINUITY OF AGREEMENT: Subject to the provisions herein contained with respect to earlier termination, the Trust created hereunder shall continue in existence for the longest period permitted by law.

14.05 SEGREGATION OF PROVISIONS: In case any provisions of this Agreement shall be held illegal or invalid for any reason, said illegal or invalid provision shall not affect the remaining parts of this agreement but this agreement shall be construed and enforced as if said illegal or invalid provisions had never been inserted therein.

14.06 PAYMENT OF BENEFITS: Each Participant shall look solely to the assets of the Plan for the payment of any benefits to which such Participant is entitled unless otherwise provided by law.

14.07 CODE SECTIONS 401(k), 401(m) AND 415: The provisions of Code Sections 401(k), 401(m) and 415 shall be effective for plan years beginning after December 31, 1986.

14.08 QDRO - ALTERNATE PAYEE: Notwithstanding any provisions of this Plan to the contrary, if the Plan Administrator determines that an Order is a Qualified Domestic Relations Order (QDRO), the Plan Administrator shall comply with the QDRO and make immediate payment of all amounts due to the Alternate Payee(s) consistent with the terms of the QDRO, even if the Employee continues to work for the Employer and the "earliest retirement date" for purposes of this Plan for the limited purpose of making immediate distributions to an Alternate Payee under a QDRO shall be the date the QDRO is determined to be a QDRO by the Plan Administrator.